UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                 BIOMERICA, INC.

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                (Name of Registrant as Specified In Its Charter)

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BIOMERICA, INC.

17571 Von Karman Avenue

Irvine, CA 92614

_____________________________

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2012

_____________________________

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company, 17571 Von Karman Avenue, Irvine, California 92614 on December 11, 2012 at 10:00 a.m.

At the meeting, you will be asked to consider and vote upon the following matters:

1.          The election of five directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election; and

2.         To ratify the selection by the Audit Committee of the Company's Board of Directors of PKF, Certified Public Accountants, a Professional Corporation as the Company's independent public accounting firm for the current fiscal year; and

3.          Transaction of such other business which may properly come before the annual meeting and any adjournment thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on October 19, 2012, as the record date for the determination of the holders of the Company's common stock, $0.08 par value, entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

By Order of the Board of Directors,

/S/ Zackary S. Irani

 ZACKARY S. IRANI, Chairman of the Board and

Chief Executive Officer

Irvine, California

September 28, 2012

BIOMERICA, INC.

17571 Von Karman Avenue

Irvine, CA 92614

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

_____________________________

GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on December 11, 2012, at the offices of the Company, 17571 Von Karman Avenue, Irvine, California 92614 at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2012, will be mailed on or about October 27, 2012, to each stockholder of record as of the close of business on October 19, 2012.

RECORD DATE AND OUTSTANDING SHARES

         The close of business on October 19, 2012, has been set as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of September 28, 2012, there was outstanding and entitled to vote an aggregate of approximately 6,952,339 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"), held of record by approximately 867 stockholders. However, brokers and other institutions hold many shares on behalf of other beneficial owners of the Company's stock.

VOTING RIGHTS, QUORUM & VOTES REQUIRED

         The holder of each share of Common Stock is entitled to one vote for each share held as of the Record Date on each matter to be considered at the Annual Meeting.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum for the purposes of electing directors and each other item of business. Shares represented by proxies pursuant to which votes contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

         Broker "non-votes" occur when a broker holding shares in "street name" votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner of such shares. Usually, this would occur when brokers holding stock in "street name" have not received any instructions from clients, in which case the brokers (as holders of record) are generally permitted by the rules of the New York Stock Exchange to vote only on "discretionary" matters. Under a 2009 amendment to such rules, the uncontested election of directors is no longer a "discretionary" matter, and therefore brokers will not be permitted to vote shares for which they have not received voting instructions in favor of the proposed election of directors. However, under such rules, the proposed ratification of the selection by the Audit Committee of PKF, Certified Public Accountants, a Professional Corporation as the Company's independent public accounting firm for the current fiscal year, is a "discretionary" matter, and the Company believes brokers will therefore be generally able to vote shares held in "street name" on such matters without receiving instructions from the beneficial holders of such shares.

         Directors shall be elected by a plurality of the votes cast at the meeting of stockholders.  The affirmative vote of a majority of the votes properly cast is required to ratify the selection of PKF, Certified Public Accountants, a Professional Corporation as the Company's independent public accounting firm for the current fiscal year.  Abstentions on such election and the other proposal, and any broker "non-votes," will be counted as present or represented for purposes of determining the presence of a quorum for the meeting, but will not be taken into account in the voting.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate, for the proposal, affirmative and negative votes, abstentions and broker non-votes.

APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to any appraisal rights with respect to the approval of any of the proposals described in this Proxy Statement.

PERSONS MAKING THE SOLICITATION

         The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the Company prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise (i) by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 17571 Von Karman Avenue, Irvine, California 92614, (ii) by attending the meeting and electing to vote in person, or (iii) by delivering a duly executed Proxy bearing a later date.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 28, 2012 certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 17571 Von Karman Avenue, Irvine, California 92614.

NAME OF BENEFICIAL OWNER (1)	SHARES BENEFICIALLY OWNED	PERCENTAGE BENEFICIALLY OWNED
Janet Moore (2)	768,527	11.0%
Zackary Irani (3)	793,026	11.2%
Francis Capitanio (4)	118,750	1.7%
Allen Barbieri (5)	109,139	1.6%
Francis R. Cano, Ph.D. (6)	93,250	1.3%
Jane Emerson, M.D., Ph.D. (7)	56,250	*
Joseph L. Rink (8)	426,806	6.1%

All executive officers and directors as a group (six persons)(9)	1,938,942	27.6%

*  Less than one percent.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant  to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the ownership of the directors and executive officers as a group, is based on 6,952,339 shares outstanding as of the date of the Proxy Statement plus the shares the named person and group has a right to acquire within 60 days thereafter pursuant to options, warrants, conversion privileges or other rights and privileges.

(2) Includes 43,750 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy; 633,777 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee at or within 60 days after the date of the Proxy.

(3) Includes 112,500 shares underlying options and warrants exercisable by Mr. Irani at or within 60 days after the date of the Proxy.

(4) Includes 68,750 shares underlying options exercisable by Mr. Capitanio at or within 60 days after the date of the Proxy.

(5) Includes 31,250 shares underlying options and warrants exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.

(6) Includes 31,250 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.

(7) Includes 31,250 shares underlying options exercisable by Dr. Emerson at or within 60 days after the date of the Proxy.

(8) Includes 14,750 shares underlying options/warrants exercisable by Mr. Rink at or within 60 days after the date of the Proxy.

(9) Includes all information set forth in footnotes (2) through (7), above.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws give the Board of Directors ("the Board") the power to set the number of directors at no less than three (3) or more than nine (9). The size of the Company's Board is currently set at five (5) directors and five (5) directors are to be elected at the Annual Meeting to be held on December 11, 2012. Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board or the number of directors may be reduced accordingly.

         The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company. The Company does not pay a fee to any third party to identify potential nominees. The Board has not received recommended nominees from a stockholder.

Name	Age	Director Since	Positions Held
Zackary Irani	46	1997	Chairman of the Board and Chief Executive Officer

Janet Moore	61	1997	Secretary, Chief Financial Officer, Treasurer, Director

Allen Barbieri	54	1999	Director, Audit Committee Chairman, Member of Compensation Committee

Francis R. Cano, Ph.D.	65	1999	Director, Member of Audit Committee, Member of Compensation Committee

Jane Emerson, M.D., Ph.D.	58	2007	Director

         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive Officer since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development. He has been an employee of the Company since 1986. During fiscal 2008 and 2009, Mr. Irani also served as Chairman of the Board of Lancer Orthodontics, Inc. and served as Lancer's Chief Executive Officer from April 1997 until April 2004.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Treasurer since 1985. She has served as the Company's Chief Financial Officer since 1999 and has been an employee of the Company since 1976. During fiscal 2008 and through September 29, 2008, Ms. Moore also served as a director and Secretary of Lancer Orthodontics, Inc.

         Francis R. Cano, Ph.D., has served as a Director of the Company since June 1999. Dr. Cano is the managing director of Cano Biotechnology, a thirteen year old consulting business which is focused on vaccines and immunotherapeutics. He co-founded Aviron in 1993 and served as the President and Chief Operating Officer. The Company developed an intranasal flu vaccine and was acquired by MedImmune in 2002 for $1.2 billion. From 1972-1993 Dr. Cano held various scientific/management positions with American Cyanamid, the last of which was as Vice President-General Manager of the Lederle-Praxis Biological Division. During fiscal 2008 and through September 29, 2008, Dr. Cano also served on the board of Lancer Orthodontics, Inc., and currently serves on the board of Arbor Vita Corporation and Dynavax.

       Mr. Allen Barbieri has served as a Director of the Company since October 1999. Mr. Barbieri currently serves as the CEO of LubriGreen Biosynthetics, a privately held renewable lubricants manufacturing company. Prior to that, from April 2004 to Sept. 2009, Mr. Barbieri served as the Chief Executive Officer of Lancer Orthodontics, Inc. and from 1999 until the present time, Mr. Barbieri has also worked as a private investor. From 1998 to 1999, he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank.

         Dr. Emerson has served as a director of the Company since April 2007. Since July 1, 2009 Dr. Emerson has served as Chief of Clinical Pathology at the USC Keck School of Medicine, Los Angeles, California. From 1994 to 2009 Dr. Emerson served as Chief, Division of Clinical Pathology for the University of California, Irvine. From 2000 to 2009 she also served as the Chief of Clinical Pathology and from 2004 to 2009 as a Clinical Professor for the University of California, Irvine. From 2005 to 2009 Dr. Emerson served as Vice Chair for Clinical Programs, Department of Pathology and Laboratory Medicine for the University of California, Irvine.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

         The Company does not have a standing Nominating Committee.  As the Board is relatively small, the entire Board serves the function of the Nominating Committee.  The Board of Directors regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Board utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Committee through current directors, professional search firms, stockholders or other persons.

         Once the Board has identified a prospective nominee, the Board will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Board seeks to identify nominees who possess a diligent range of experience, skills, areas of expertise, industry knowledge and business judgment. Successful nominees should have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Board does not evaluate stockholder nominees differently than any other nominee.

         Our Board will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.

EXECUTIVE OFFICERS

         Mr. Francis Capitanio, age 68, has served as the President of the diagnostics division of Biomerica since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996, he was President and Chief Executive Officer of Diatech Diagnostics.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors has a standing Audit and Compensation Committee. The Board of Directors held two meetings during the year ended May 31, 2011 and acted by unanimous written consent two times. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended May 31, 2012.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. The specific duties of the Compensation Committee include, among other matters: reviewing and approving executive compensation; evaluating our executive officers' performance; setting the compensation levels of our executive officers; setting our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs.  During fiscal 2012 the compensation committee was comprised of Mr. Allen Barbieri and Dr. Francis Cano. One compensation committee meeting was held during the fiscal year ended May 31, 2012.

AUDIT COMMITTEE

         The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at the Company's expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

         The Audit Committee met one time during fiscal 2012. The members of the Audit Committee are Mr. Barbieri and Dr. Cano. The Board of Directors determined that Mr. Barbieri qualifies as an "audit committee financial expert" and that each member of the Audit Committee is financially literate.

DIRECTOR INDEPENDENCE

         The Board reviews the independence of each director when he/she is elected to the board and monitors such on a continual basis. The Board considers the transactions and relationships between each member and the Company in determining independence. The Board judges independence based on the definition of Director Independence as defined by FINRA Rule 4200(a)(15). Based upon that review the Board affirmatively determined that Allen Barbieri, Dr. Cano and Dr. Emerson are considered "independent" with respect to FINRA'S definition of such.

REPORT OF THE AUDIT COMMITTEE

The information in this Report of the Audit Committee is not deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee. The Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their understanding of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2012 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors, PKF, Certified Public Accountants, a Professional Corporation.

/s/ Francis R. Cano                                          /s/ Allen Barbieri

EXECUTIVE COMPENSATION

     The following table sets forth the total compensation earned by all executive officers of the company for the fiscal years ended May 31, 2012 and 2011.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (4)	Non Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation ($)	Total ($)
Zackary Irani Chairman & Chief Executive Officer	2012	135,000	8,050	-0-	16,784	-0-	-0-	-0-	159,834(1)
	2011	106,250	-0-	-0-	15,345	-0-	-0-	-0-	121,595(1)
Francis Capitanio President	2012	135,063	8,050	-0-	11,189	-0-	-0-	-0-	154,302(2)
	2011	133,835	-0-	-0-	9,206	-0-	-0-	-0-	143,041(2)
Janet Moore Chief Financial Officer, Treasurer & Secretary	2012	95,832	8,050	-0-	7,609	-0-	-0-	-0-	111,491(3)
	2011	89,500	-0-	-0-	10,741	-0-	-0-	-0-	100,214(3)

Not included in the above amounts were the following:

(1)  In fiscal 2012 and 2011 Zackary Irani was paid $0 and $43,461 for payment toward his accrued wages payable. In fiscal 2011 Mr. Irani’s portion of the Management Incentive Bonus was $1,500, which he declined to accept.  In fiscal 2012 Mr. Irani’s portion of the Management Incentive Bonus was $8,050, which was paid in September 2012.

(2)   Mr. Capitanio’s portion of the Management Incentive for fiscal 2011 was $1,500, which he declined to accept. In fiscal 2012 Mr. Capitanio’s portion of the Management Incentive was $8,050 which was paid in September 2012.

(3)  In fiscal 2012and 2011 Janet Moore was paid $0 and $33,789 for payment toward her accrued wages payable. In fiscal 2011 Ms. Moore’s portion of the Management Incentive Bonus was $1,500, which she declined to accept. In fiscal Ms. Moore’s portion of the Management Incentive Bonus was $8,050, which was paid in September 2012.

(4)  For additional information as to the assumptions made in valuation, see Note 2 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2012.  The Option Awards represent the value of options that were awarded  in fiscal 2012 and 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zackary Irani	50,000	-0-	-0-	.60	3-30-14	-0-	-0-	-0-	-0-
	12,500	37,500	-0-	.40	5-18-16	-0-	-0-	-0-	-0-
	-0-	75,000	-0-	.43	1-5-17	-0-	-0-	-0-	-0-

Francis Capitanio	25,000	-0-	-0-	.60	3-30-14	-0-	-0-	-0-	-0-
	7,500	22,500	-0-	.40	5-18-16	-0-	-0-	-0-	-0-
	-0-	50,000	-0-	.43	1-5-17	-0-	-0-	-0-	-0-

Janet Moore	35,000	-0-	-0-	.60	3-30-14	-0-	-0-	-0-	-0-
	8,750	26,250	-0-	.40	5-18-16	-0-	-0-	-0-	-0-
	-0-	34,000	-0-	.43	1-5-17	-0-	-0-	-0-	-0-

COMPENSATION OF DIRECTORS

         Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of directors is subject to review and adjustment from time to time by the Board of Directors.

     The following table presents the compensation of Non-Employee Directors for the fiscal year ended May 31, 2012.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Allen Barbieri	-0-	-0-	6,661	-0-	-0-	(2)	6,661
Francis Cano, Ph.D	-0-	-0-	6,661	-0-	-0-	-0-	6,661
Jane Emerson, M.D., Ph.D.	-0-	-0-	6,661	-0-	-0-	-10,000-(3)	16,661

(1)          Represents the value assigned to options that were awarded in fiscal 2012.

(2)          During fiscal 2012 and 2011 the company for which Mr. Barbieri works has been subleasing unneeded office space from Biomerica. The rent was initially set at $1,500 per month and has been increased to $2,800 per month as additional offices have been required. There is no formal lease in place.

(3)          Dr. Emerson received compensation for performance of certain consulting work for the Company.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2012, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        No related transactions or relationships existed.

ACCRUED COMPENSATION

        Included in accrued compensation as of May 31, 2011 was vacation accrual of $122,039 which  was due to the former chief executive officer's estate.  In May 2011 the Company and the estate agreed to a settlement of approximately $40,000 for the entire amount of vacation pay accrued. This amount was paid in June 2011 and the balance was written off in May 2011.

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

         The Board of Directors reviews, approves and/or ratifies all transactions involving related persons. The purpose of the review is to determine that such transactions are conducted on terms not materially less favorable to the Company than what would be usual and customary in transactions between unrelated persons and, in the case of transactions involving Directors, to determine whether such transactions affect the independence of a Director in accordance with the relevant rules and standards issued by the Securities and Exchange Commission.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

         Under applicable law and the procedures adopted by the Company's Board of Directors, the Audit Committee of the Company's Board of Directors selects the Company's independent public accounting firm for each fiscal year. The Audit Committee has selected PKF, Certified Public Accountants, a Professional Corporation ("PKF") to serve as the Company's independent public accounting firm for the year ending May 31, 2012. PKF has previously served as the Company's independent public accounting firm commencing with the year ended May 31, 2004.

         Although shareholder ratification of the Audit Committee's selection of the independent registered public accounting firm is not required by law or the procedures adopted by the Company's Board of Directors, the Audit Committee's selection of PKF as the Company's independent public accounting firm for fiscal year 2013 is being submitted for ratification by the shareholders at the Annual Meeting because the Company's Board of Directors has determined that such ratification is a matter of good corporate governance practice. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of PKF. Even if the selection of PKF is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

         It is expected that a representative of the independent registered public accounting firm of PKF, Certified Public Accountants, a Professional Corporation, the Company's auditor for the fiscal years ended May 31, 2012 and 2011, and for the current fiscal year, will be present at the Annual Meeting.

AUDIT FEES

The aggregate fees billed for professional services by PKF in 2012 and 2011 were as follows:

	2012	2011

Audit fees	$51,000	$51,000
Audit related fees	--	--
Tax fees	8,083	8,441
All other fees	1,164	630
Total	$60,247	$60,071

        Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the audit of our subsidiary's financial statements, the reviews of the financial statements included in our Forms 10-Q and for any other services that are normally provided by PKF in connection with our statutory and regulatory filings or engagements.

        Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and the financial statements of our subsidiary that were not otherwise included in Audit Fees.

        Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

        All Other Fees consist of the aggregate fees billed for products and services provided by PKF and not otherwise included in Audit Fees, Audit Related fees or Tax Fees.

        The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY PKF AS THE COMPANY’S CERTIFIED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

OTHER BUSINESS

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

         Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The annual meeting of stockholders held on December 14, 2011 was attended by all five of our incumbent directors.  It is expected that all directors will be in attendance at the 2012 Annual Meeting.

ANNUAL REPORT

         The Annual Report to Stockholders and Form 10-K covering the Company's fiscal year ended May 31, 2012 are being mailed to stockholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of the Proxy.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Biomerica Inc., 17571 Von Karman Avenue, Irvine, California 92614. All communications will be compiled by our corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

CORPORATE GOVERNANCE

The Company’s Corporate Governance Policy, and its Policy on Business Conduct and Ethics (“Ethics Policy”) for all directors, officers and employees of the Company, including executive officers, are available on the Company’s web site at www.biomerica.com . Stockholders may also obtain free of charge printed copies of this policy by writing to the Secretary of the Company at the Company’s headquarters.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any eligible stockholder who desires to have a proposal considered for inclusion in our 2013 proxy solicitation materials, including director nominations, must cause their proposals to be received in writing by our Secretary at 17571 Von Karman Avenue, Irvine, California 92614 no later than May 30, 2013. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by May 30, 2013. Proposals must be submitted in accordance with our bylaws and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

         Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on our records, (c) the class and number of shares which the stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

         A stockholder's notice to the Secretary regarding a nomination for the election of directors must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on our records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

         Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

By Order of the Board of Directors,

                                         /S/ ZACKARY S. IRANI,

                                        Chairman and Chief Executive Officer

Irvine, California

September 28, 2012